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                                                                 EXHIBIT 4.1

NUMBER                                       SHARES

COMMON SHARES                                COMMON SHARES

THIS CERTIFICATE IS TRANSFERABLE IN          CUSIP G7127P 10 0
NEW YORK, NY AND RIDGEFIELD PARK, N.J.       SEE REVERSE FOR CERTAIN DEFINITIONS

                      PLATINUM UNDERWRITERS HOLDINGS, LTD.
                      ORGANIZED UNDER THE LAWS OF BERMUDA

                              This Certifies that

                          is the registered holder of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE PER VALUE OF
                          $0.01 EACH OF THE CAPITAL OF

                            COMMON SHARE CERTIFICATE

DATED


/s/ Jerome T. Fadden                                    /s/  Steven H. Newman
    President                                                Chairman

COUNTERSIGNED AND REGISTERED:

      MELLON INVESTOR SERVICES LLC
      TRANSFER AGENT
      AND REGISTRAR,


BY
       AUTHORIZED SIGNATURE

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                      PLATINUM UNDERWRITERS HOLDINGS, LTD.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common
      TEN ENT - as tenants by the entireties
      JT TEN - as joint tenants with right of
               survivorship and not as
               tenants in common

            UNIF GIFT MIN ACT-                 Custodian
                                ----------------------------------
                                   (Cust)                 (Minor)

                                under Uniform Gifts to Minors Act
                                ---------------------------------
                                              (State)

      Additional abbreviations may also be used though not in the above list.

            FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------
|                                      |
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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________


_______________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________________________________ ATTORNEY TO TRANSFER THE
SAID SHARES ON THE BOOKS OF THE WITHIN NAMED COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES DATED _______________________

                    ___________________________________________________________
            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                    NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature (s) Guaranteed:


_____________________________________________________
THE SIGNATURE(S) MUST BE SIGNED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE l7A-l5.